SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K/A
                               (Amendment No. 1)
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143



                          Date of Report: July 29, 2009





                              ECOSYSTEM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             20-3148296
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                  10019
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__?  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
---------------

This amendment is being filed in order to correct the disclosure regarding release of funds in the 4th paragraph.


ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
ITEM  3.02        UNREGISTERED SALE OF EQUITY SECURITIES

On July 24, 2009, EcoSystem Corporation (the "Company") entered into a Unit Subscription Agreement (the "USA") with Copperbottom Investments, Ltd. ("Lead Senior Investor"), Absentia Holdings, Ltd., On Time Investments, Ltd., Agri-Technologies, Ltd., and Britannia Securities International, Ltd. (collectively, the "Senior Investors"), pursuant to which the Senior Investors agreed to purchase 766,190 shares of the Company's newly designated Series E Preferred Stock (the "Series E Shares"), and 24,705,000 warrants to purchase additional Company common shares (the "Senior Warrants") (the Series E Shares and the Senior Warrants shall be collectively referred to herein as the "Senior Units") for $76,619,000 (the "Senior Purchase Price"), subject to certain conditions discussed below.

USE OF PROCEEDS

Under the terms of the USA, the Company is permitted to use the Senior Purchase Price proceeds to facilitate (1) the acquisition by the Company of several distressed corn ethanol production facilities, (2) the acquisition and/or construction by the Company of existing corn oil extraction facilities and/or other strategically compatible cash flow producing assets, and (3) the development and integration of the Company's Cellulosic Corn(TM) technologies into the Company's acquired corn ethanol plants.

RELEASE SCHEDULE

The USA provides that the Senior Purchase Price shall be deposited at the closing of the USA (which is scheduled on or before August 5, 2009) into a restricted account opened in the name of the Company (the "Restricted Account") at Elco Securities, Ltd. (the "Escrow Agent"), a Bahamian broker dealer. The conditions of the release of the Senior Purchase Price to the Company from the Restricted Account are set forth in an Account Management Agreement dated July 24, 2009 (the "Senior AMA") by and between the Escrow Agent, the Senior Investors, the Company, and Viridis Capital, LLC ("Viridis"),the Company's majority shareholder (the USA and the Senior AMA shall be collectively referred to herein as the "Agreements").

The Senior AMA provides that the Senior Purchase Price shall be released to the Company after either (1) the Company shall have filed and made effective a registration statement pertaining to that portion of the Company common shares issuable upon the conversion of the Series E Shares, or (2) such Company common shares shall have become eligible for public resale pursuant to applicable SEC rules. Thereafter, the Senior Purchase Price shall be released from the Restricted Account to the Company in monthly instalments at a rate equal to 20% of the average 30 day closing bid price for the Company's common stock (the "Market Price"), multiplied by the total number of shares of Company common stock traded during the 30 calendar days prior to each monthly release (the "Trailing Volume").

The Senior AMA also provides that Series E Shares shall be deposited at the Closing in restricted accounts at the Escrow Agent in the name of each Senior Investor. The Series E Shares shall be converted into Company common shares and released to each Senior Investor, on a pro rated basis, at a rate equal to the rate at which the Senior Purchase Price proceeds are released from the Restricted Account to the Company divided by the Fixed Price per common share stated in Table 1 below; provided, however, that if the Market Price is less than the Target Price per common share stated in Table 1 below at the time of conversion, then the amount of common shares issuable upon conversion of the Series E Shares shall be equal to the amount of Senior Purchase Price proceeds released from the Restricted Account to the Company divided by 60% of the Market Price.

SENIOR WARRANTS

The Senior Warrants shall be exercisable for a period of three years from the Closing in the amounts and at the exercise prices set forth in Table 2 below. The Company is required to use its best efforts to file a registration of the common shares underlying the Senior Warrants within three months of the Closing.

TRANSACTION COSTS

The Company is required to pay to Catwalk Capital, LLC fees equal to 10% of the gross Senior Purchase Price and Senior Warrant exercise proceeds (collectively, the "Gross Proceeds") received from the Senior Investors, plus an additional 1.6% of the Gross Proceeds to the Lead Senior Investor (collectively, the "Fees"). All Fees shall be payable on a pro rated basis at the time that the

Senior Purchase Price or Senior Warrant exercise proceeds are released to the Company. This corresponds to a total of $8,887,804 in Fees upon full payment of the Senior Purchase Price, and $9,100,827 in additional Fees upon full exercise of the Senior Warrants. After accounting for the Fees, the net Senior Purchase Price proceeds to be released to the Company are $67,731,196 (less account management fees paid to the Escrow Agent of $9,000 per year), and the net proceeds to be paid to the Company upon exercise of the Senior Warrants are $69,354,578.

RESTRICTIONS APPLICABLE TO SENIOR INVESTORS

The Agreements provide that the Escrow Agent shall not release Company common shares to the Senior Investors upon conversion of the Series E Shares, either individually or in the aggregate, at a rate greater than 20% of the Trailing Volume; and that no Senior Investor shall convert Series E Shares or exercise the Senior Warrants or receive shares of Company common stock to the extent that after giving effect to such conversion or exercise, any Senior Investor, together with any affiliate thereof, would beneficially own (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended and the rules promulgated thereunder) in excess of 9.99% of the number of shares of common stock outstanding immediately after giving effect to such conversion or exercise.

RESTRICTIONS APPLICABLE TO MANAGEMENT

Minimum Ownership and Lock-Up

The Agreements provide that Viridis and the Company's management (collectively, "Management") shall beneficially own in the aggregate no less than 51% of the outstanding Company common stock (the "Minimum Ownership") until such time as the Senior Purchase Price has been fully released to the Company (the "Full Release Date"). Neither Viridis nor the Company's management shall sell or otherwise transfer shares of Company common stock in an amount that would cause Management to beneficially own less than 51% of the outstanding Company common stock until the Full Release Date.

Forfeiture of Management Shares

Effective July 24, 2009, the Company and Management entered into an agreement pursuant to which the parties agreed that all shares of Company stock held by Management in excess of 30% of the Company's outstanding common stock shall be surrendered to the Company on a pro rated basis for cancellation in the event that the Company shall have failed to achieve an annualized renewable fuel production rate of 500,000,000 gallons per year prior to one year after the Full Release Date (the "Performance Hurdle").

PRO FORMA SHARE STRUCTURE

The Agreements require the Company to file and make effective an amendment to its certificate of incorporation to give effect to a 1-for-1,000 reverse stock split prior to the initial release of the Senior Purchase Price proceeds. Immediately thereafter, the Company shall have no less than about 25,000,000 shares of common stock outstanding on a post-split basis prior to conversion of the Series E Shares and/or exercise of the Senior Warrants.

The following Table 3 is to provide the Company's pro forma share structure on the assumptions (1) that the 1-for-1,000 reverse stock split has been implemented, (2) that no Senior Warrants have been exercised, (3) that all shares of common stock issued upon conversion of the Series E Shares are issued at the Fixed Price (meaning that the Company's Target Prices have been achieved as stated in Table 1), and (4) that Management's ownership remains at 51% at the Full Release Date (meaning that the Performance Hurdle has been achieved):

Table 1 - Release Schedule
                    Scheduled Release of                                                                  Pro Forma
Month              Senior Purchase Price    Series E Shares       Fixed Price      Target Price       Common Shares
-------------------------------------------------------------------------------------------------------------------
1                        $      588,400              5,884      $       2.00      $       3.33              294,200
2                        $      588,400              5,884      $       2.06      $       3.43              285,631
3                        $      588,400              5,884      $       2.12      $       3.54              277,155
4                        $      588,400              5,884      $       2.19      $       3.65              268,774
5                        $      588,400              5,884      $       2.26      $       3.76              260,515
6                        $      588,400              5,884      $       2.33      $       3.89              252,370
7                        $    2,156,400             21,564      $       2.41      $       4.01              895,478
8                        $    2,380,400             23,804      $       2.49      $       4.15              956,560
9                        $    2,604,400             26,044      $       2.57      $       4.29            1,012,243
10                       $    2,828,400             28,284      $       2.66      $       4.44            1,062,669
11                       $    3,052,400             30,524      $       2.75      $       4.59            1,108,070
12                       $    3,276,400             32,764      $       2.85      $       4.75            1,148,647

                                       3

13                       $    3,500,500             35,005      $       2.96      $       4.93            1,184,602
14                       $    3,724,500             37,245      $       3.06      $       5.10            1,216,044
15                       $    3,948,500             39,485      $       3.18      $       5.29            1,243,270
16                       $    4,172,500             41,725      $       3.29      $       5.49            1,266,428
17                       $    4,396,500             43,965      $       3.42      $       5.70            1,285,752
18                       $    4,620,500             46,205      $       3.55      $       5.92            1,301.620
19                       $    4,844,500             48,445      $       3.69      $       6.15            1,313,620
20                       $    5,068,500             50,685      $       3.83      $       6.39            1,322,574
21                       $    5,292,500             52,925      $       3.98      $       6.64            1,328,439
22                       $    5,516,500             55,165      $       4.14      $       6.91            1,331,459
23                       $    5,740,600             57,406      $       4.31      $       7.18            1,331,833
24                       $    5,964,600             59,646      $       4.49      $       7.48            1,329,662
-------------------------------------------------------------------------------------------------------------------
Total                    $    76,619,000            766,190                                              23,277,397

Table 2 - Senior Warrant Exercise Price Schedule

Senior Warrant                    Amount     Exercise Price          Proceeds

Warrant A                       710,960        $      2.40      $  1,706,304
Warrant B                       690,253        $      2.47      $  1,706,305
Warrant C                       669,770        $      2.55      $  1,706,306
Warrant D                       649,531        $      2.63      $  1,706,318
Warrant E                       629,556        $      2.71      $  1,706,286
Warrant F                       609,864        $      2.80      $  1,706,277
Warrant G                     2,164,039        $      2.89      $  6,253,423
Warrant H                     2,311,650        $      2.99      $  6,903,049
Warrant I                     2,446,192        $      3.09      $  7,552,618
Warrant J                     2,568,103        $      3.19      $  8,202,264
Warrant K                     2,677,844        $      3.31      $  8,851,881
Warrant L                     2,775,873        $      3.42      $  9,501,536
Warrant M                     2,862,769        $      3.55      $ 10,151,379
Warrant N                     2,938,596        $      3.68      $ 10,801,458
-----------------------------------------------------------------------------
Total                         24,705,000                        $ 78,455,405

Table 3 - Pro Forma Share Structure
                                                         Pro Forma Common Shares                 Pro Forma Common Shares
                                                  at Completion of Reverse Split                at the Full Release Date
Month                                              Common Shares      Percentage       Common Shares          Percentage
------------------------------------------------------------------------------------------------------------------------
Public Float                                          5,000,000           20.00%          5,000,000                8.66%
Management                                (1)        20,000,000           80.00%         29,431,576               51.00%
Copperbottom Investments, Ltd.            (2)               -              0.00%          4,655,479                8.07%
Absentia Holdings, Ltd.                   (2)               -              0.00%          4,655,479                8.07%
Britannia Securities International, Ltd.  (2)               -              0.00%          4,655,479                8.07%
Agri-Technologies International, Ltd.     (2)               -              0.00%          4,655,479                8.07%
On Time Investments, Ltd.                 (2)               -              0.00%          4,655,479                8.07%
------------------------------------------------------------------------------------------------------------------------
Total                                                25,000,000          100.00%         57,708,973              100.00%

(1) The shares of common stock initially held by Management are subject to the conditions noted above, and are subject to downward modification to 30% in the event that the Performance Hurdle is not met. Viridis and Corn 2.0, LLC, which companies are owned by the Company's chairman and chief executive officer, collectively hold 637,500 shares of Company Series D Preferred Stock, which shares are convertible at all times into 51% of the outstanding common stock (when taken with each holder's then-current common stock holdings) until the Full Release Date.

(2) The shares of common stock shown for the Senior Investors are estimated based on the assumed conversion of the Series E Shares at the Fixed Prices shown in Table 1 above, which prices were established based on the assumption that the Company successfully achieves a weighted average Target Price of $5.49 (the "WA Price") between the initial payment of the Senior Purchase Price and the Full Release Date. This WA Price corresponds to a Company market capitalization of about $316,600,000 and about $0.63 per gallon of renewable fuel produced at the 500,000,000 gallon per year Performance Hurdle. The shares of common stock issuable to the Senior Investors upon conversion of the Series E Shares shall be subject to upward modification in the event that the Company fails to achieve the Target Prices set forth in Table 1 above. For example, if the Common Stock trades at 25% less than the Target Prices, then the amount of common stock issuable to the Senior Investors upon conversion of the Series E Shares would increase by 33%, or by about 7,759,132 additional shares of common stock; and, given the operation of the 51% Management Minimum Ownership requirement, the Pro Forma Common Shares at the Full Release Date in Table 3 above would then either (1) increase to 73,543,937 total shares of common stock outstanding if the Performance Hurdle is met, or (2) decrease to 51,480,756 if the Performance Hurdle is not met.

Item 9.01         Financial Statements and Exhibits

Exhibits

3-a Certificate of Designation, Preferences and Rights of Series E Preferred Stock - to be filed by amendment

10-a Unit Subscription Agreement dated July 24, 2009 among EcoSystem Corporation and Copperbottom Investments, Ltd., Absentia Holdings, Ltd., On Time Investments, Ltd., Agri-Technologies, Ltd., and Britannia Securities International, Ltd. - to be filed by amendment

10-b Account   Management   Agreement   dated  July  24,  2009  among  EcoSystem
     Corporation and Copperbottom Investments, Ltd., Absentia Holdings, Ltd., On Time Investments, Ltd., Agri-Technologies, Ltd.,, Britannia Securities International, Ltd., and Elco Securities, Ltd. - to be filed by amendment



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 24, 2009           ECOSYSTEM CORPORATION

                                     By: /s/ Kevin Kreisler
                                     ------------------------
                                             Kevin Kreisler
                                             Chairman













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